                                                             (conformed)




                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                October 31, 2002


                                  DEMEGEN, INC.
             (Exact name of registrant as specified in this charter)




        Colorado                       0-25353                   84-1065575
(State or other jurisdiction        (Commission                 (IRS Employer
    of incorporation)                File Number)            Identification No.)


 1051 Brinton Road, Pittsburgh, PA                                15221
 (Address of Principal Executive Offices)                       (Zip Code)


       Registrant's Telephone Number, including area code: (412) 241-2150

ITEM  5 - OTHER EVENTS


Robert E. Hannan resigned as director of the registrant due to health reasons.

Jerry B. Hook resigned as director of the registrant due to other pressing responsibilities.

DFB Pharmaceuticals, Inc. notified Demegen that it will not exercise its option for a license of D2A21. DFB Pharmaceutical indicated the decision was a matter of internal strategic priorities. As a result of this decision, Demegen is able to actively pursue licensing D2A21 to other companies that have expressed interest in this compound.




ITEM 7 - FINANCIAL STATEMENTS & EXHIBITS


(c)       Exhibits

NONE
                                                           PAGES OF
                                                          SEQUENTIAL
   EXHIBIT INDEX                                       NUMBERING SYSTEM



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







                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                              DEMEGEN, INC.

                              By /s/ Richard D. Ekstrom
                              -------------------------------
                              Richard D. Ekstrom
                              Chairman of the Board of Directors,
                              President and Chief Executive Officer
                              (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)










     Date:  October 16, 2002





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